                 FIRST AMENDMENT TO THE TAX SHARING AGREEMENT
                 --------------------------------------------

          This FIRST AMENDMENT (the "Amendment") to the TAX SHARING AGREEMENT, dated as of December 11, 1996 (the "Agreement"), among Tenneco Inc., a Delaware corporation ("Tenneco"), New Tenneco Inc., a Delaware corporation ("Industrial Company"), Newport News Shipbuilding Inc. (formerly known as Tenneco InterAmerica Inc.), a Delaware corporation ("Shipbuilding Company"), and El Paso Natural Gas Company, a Delaware corporation, is entered into as of December 11, 1996. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meaning assigned to such terms in the Agreement.

          WHEREAS, the parties have executed the Agreement; and

          WHEREAS, the parties hereto wish to amend the Agreement to provide for the allocation between the parties of State Income Taxes for 1996, including any estimated tax payments with respect to 1996 State Income Taxes and State Income Tax overpayments for 1995 which are carried forward and applied as payments on 1996 State Income Tax liabilities, together with refunds (when received) in connection with State Tax Returns as originally filed for 1996 or prior years;

          NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Companies hereby agree as follows:

          Section 1.     Total 1996 State Income Tax Liabilities. The total 1996
                         ---------------------------------------
State Income Tax liability allocated to each Group (the "separate State Tax Liability") shall be the sum of:

               (a) in the case of any State Income Tax which is a Separate Company Tax, the amount of Separate Company Tax imposed on any members of such Group; and

               (b) in the case of any Consolidated or Combined State Income Tax, the product of (I) the actual State Income Tax liability shown on the relevant Tax Returns (before application of estimated tax payments and other such credits) and (II) a fraction, the numerator of which is the State Income Tax liability of such Group, computed as if all the members of such Group included in the computation of such Tax had filed a consolidated or combined Tax Return for such Group's members based on the income, apportionment factors, and other items of such members (the "Hypothetical State Tax Liability"), and the denominator of which is the sum of the Hypothetical State Tax Liabilities of all of the Groups,

such that the sum of the Separate State Tax Liabilities of the three Groups is equal to the total 1996 State Income Tax liabilities shown on the Tax Returns of all of the Groups (the "Total 1996 State Tax Liability"). The determination of the Separate Company Tax, the actual State Income Tax liability shown on the relevant Tax Returns and the Hypothetical State Tax Liability shall be made without regard to Base Amount Adjustment Items and Debt Discharge Items.

          Section 2.     1996 Estimated Tax Payments. "1996 Estimated Tax
                         ---------------------------
Payments" shall mean any estimated tax payments made with respect to the first three quarters of 1996 in connection with all Tax Returns filed in all States (including any overpayments of State Income Tax for 1995 which are carried forward and applied as payments on 1996 State Tax Returns). In the event that the 1996 Estimated Tax Payments exceed, or are less than, the Total 1996 State Tax Liability, such excess or deficit, as the case may be, shall be shared by the three Groups. Each Group's share shall be determined by multiplying such excess or deficit by a fraction, (a) the numerator of which is the Separate State Tax Liability determined for such Group, and (b) the denominator of which is the Total 1996 State Tax Liability, with appropriate payments being made by Industrial Company or Shipbuilding Company, to achieve the appropriate sharing of the 1996 Estimated Tax Payments.

          Section 3.     Fourth Quarter Estimated Tax Payments. Industrial
                         -------------------------------------
Company shall pay to the appropriate State taxing authorities the estimated taxes due with respect to the fourth quarter of 1996 (which shall not include any payment on a normal due date of a 1996 Tax Return in connection with obtaining an extension for the filing of such Tax Return). Industrial Company shall be reimbursed, without interest, after all of the allocations for the 1996 Estimated Tax Payments have been made. Shipbuilding Company shall reimburse Industrial Company for the portion of such fourth quarter payments relating to Separate Company Tax of the Shipbuilding Group (if any), and Tenneco shall reimburse Industrial Company for the portion of such fourth quarter payments relating to Separate Company Tax of the Tenneco Group (if any) and for the portion of such fourth quarter payments relating to Consolidated or Combined State Income Tax.

          Section 4.     Refunds.
                         -------

     (a) With respect to refunds received after the Distribution Date in connection with State Tax Returns as originally filed for 1995 or prior years,
(i) in the case of any Tax Return relating to a Separate company Tax, such refunds shall be allocated to the Group whose members are included in such Tax Return, and (ii) in the case of any Tax Return relating to a Consolidated or combined State Income Tax, such refund shall be allocated to each Group based upon its respective share of the Tax liability, as shown in such Tax Return and, as was previously billed out to members of the Group by Tenneco.

     (b) Any refunds received in connection with Tax Returns for Consolidated or Combined State Income Tax for 1996 shall be for the account of Tenneco, subject to the allocation provided in Sections 1 and 2 of this Amendment.

          Section 5.     Coordination With Agreement. This Amendment constitutes
                         ---------------------------
the entire agreement among the parties pertaining to the subject matter of this Amendment and supersedes anything to the contrary relating to State Income Taxes in the Agreement, but is specifically subject to Sections 2.03(b)(ii), 6.02 and
6.03 of the Agreement. To the extent that a Tax liability is allocated under this Amendment, such liability shall not be secondarily allocated under the Agreement.

          Section 6.     Right to Review Tax Returns. The Responsible Company
                         ---------------------------
with respect to any 1996 State Tax Return shall make such Tax Return and related workpapers available for review by the other Companies, as requested.

          Section 7.     Binding Effect. This Amendment shall be binding upon
                         --------------
and inure to the benefit of the parties hereto and their successors and assigns.

          Section 8.     No Other Amendments. This Amendment is limited as
                         -------------------
specified and shall not constitute a modification, acceptance or waiver of any other provision of the Agreement.

          Section 9.     Counterparts. This Amendment may be executed in two or
                         ------------
more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

          Section 10.    Governing Law. This Amendment and the rights and
                         -------------
obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of Delaware.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by the respective officers as of the date set forth above.

                                             TENNECO INC.

                                             By /s/ Robert G. Simpson
                                               ---------------------------------
                                               Title: Vice President

                                             NEWPORT NEWS SHIPBUILDING INC.


                                             By /s/ Stephen B. Clarkson
                                               ---------------------------------
                                               Title: Vice President

                                             NEW TENNECO INC.

                                             By /s/ Robert G. Simpson
                                               ---------------------------------
                                               Title: Vice President

                                             EL PASO NATURAL GAS COMPANY

                                             By /s/ Britton White, Jr.
                                               ---------------------------------
                                               Title: Senior Vice President